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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 6, 1996


                      NATIONAL FINANCIAL AUTO FUNDING TRUST

                 (AS TRANSFEROR UNDER THE POOLING AND SERVICING
               AGREEMENT, DATED AS OF OCTOBER 21, 1996, PROVIDING
                FOR THE ISSUANCE OF AUTOMOBILE RECEIVABLES-BACKED
                          CERTIFICATES, SERIES 1996-1)


                      NATIONAL FINANCIAL AUTO FUNDING TRUST
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             (Exact name of registrant as specified in its charter)

           Delaware                   33-80813
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(State or Other Jurisdiction          (Commission         (I.R.S. Employer
of Incorporation)                     File Number)        Identification Number)

One Park Place
621 N.W. 53rd Street
Boca Raton, Florida                                       33487
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(Address of Principal                                     (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (407) 997-2747
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Item 5.  OTHER EVENTS

Description of the Certificates and the Receivables Pool

         National Financial Auto Funding Trust (the "Funding Trust") will cause to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement and the Prospectus (together, the "Prospectus") filed as part of Registration Statement, File No. 33-80813, in connection with the Funding Trust's issuance of a series of certificates, entitled National Auto Finance 1996-1 Trust Automobile ReceivablesBacked Certificates, Series 1996-1 (the "Certificates"), to be issued pursuant to a Pooling and Servicing Agreement, dated as of October 21, 1996, among the Funding Trust as transferor, National Auto Finance Company L.P. as master servicer and Harris Trust and Savings Bank as trustee. The Certificates designated as the Series 1996-1 Certificates will represent in the aggregate an undivided ownership interest of 91% of the National Auto Finance 1996-1 Trust (the "Trust") consisting primarily of a segregated pool (the "Receivables Pool") of non-prime motor vehicle retail installment sale contracts (the "Receivables"), all of which are secured by new or used automobiles, light-duty trucks, vans or minivans financed thereby. The Receivables Pool will consist of Receivables having an aggregate principal balance as of October 21, 1996 (the "Cut-off Date") of approximately $51,180,034.44.

Computational Materials

         First Union Capital Markets Corp., as underwriter of the Certificates (the "Underwriter") has provided certain prospective purchasers of Certificates with certain computational materials, (the "Computational Materials") in written form, which Computational Materials are in the nature of data tables relating to the structure and terms of the Certificates and the hypothetical characteristics and hypothetical performance of the Certificates based on collateral information provided by National Auto Finance Company L.P. and under certain assumptions and scenarios.

Consent of Independent Accountants

         The financial statements of Financial Security Assurance Inc. and subsidiaries included in certain documents filed by Financial Security Assurance Holdings Ltd. with the Commission pursuant to the Securities Exchange Act of 1934, as amended, together with the report of Coopers & Lybrand L.L.P., independent accountants, with respect thereto were incorporated in the Prospectus. The written consent of Coopers & Lybrand L.L.P. to the incorporation of that firm's report into the Prospectus is filed as exhibit 23 hereto.




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                                       -3-



Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits



         Exhibit No.                              Description
         -----------                              -----------

             23 Consent of Coopers & Lybrand L.L.P., independent accountants, to incorporation by reference into the Prospectus related to the National Auto Finance 1996-1 Trust Automobile Receivable-Backed Certificates of that firm's report with respect to certain financial statements of Financial Security Assurance Inc. and subsidiaries.

             99 Computational Materials (as defined in Item 5) that have been provided by National Auto Finance Company L.P. to certain prospective purchasers of National Auto Finance 1996-1 Trust Automobile Receivables-Backed Certificates.





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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  November 7, 1996

                                      NATIONAL FINANCIAL AUTO FUNDING
                                      TRUST

                                      By:  CHASE MANHATTAN BANK USA, NATIONAL
                                           ASSOCIATION, not in its individual
                                           capacity but solely as Owner Trustee
                                           of the National Financial Auto
                                           Funding Trust


                                      By:      /s/ Keith B. Stein
                                         ---------------------------
                                      Name:  Keith B. Stein
                                      Title: Secretary






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                                INDEX TO EXHIBITS



                                                                   Sequentially
       Exhibit No.                 Description                     Numbered Page
       -----------                 -----------                     -------------

            23 Consent of Coopers & Lybrand L.L.P., independent accountants, to incorporation by reference into the Prospectus related to the National Auto Finance 1996-1 Trust Automobile Receivable-Backed Certificates of that firm's report with respect to certain financial statements of Financial Security Assurance Inc. and subsidiaries.


            99          Computational Materials (as defined in
                        Item 5) that have been provided to
                        certain prospective purchasers of
                        National Auto Finance 1996-1 Trust
                        Automobile Receivables-Backed
                        Certificates